This presentation contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward- looking statements include all statements that are not historical facts. These forward- looking statements reflect our current expectations and projections with respect to our expected future business and financial performance, including, among other things: (i) expected operating results, such as revenue growth and financial position; (ii) changes in the market for our products and services; (iii) our plans to expand market share, including planned investments and partnerships; (iv) anticipated business objectives; and (v) the strength of our business model. These statements may be preceded by, followed by, or include the words “anticipate,” “believe,” “envision,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “likely,” “outlook,” “plan,” “potential,” “project,” “seek,” “target,” “can,” “could,” “may,” “should,” “would,” “will,” the negatives thereof and other words and terms of similar meaning. A number of factors could cause actual results or outcomes to differ materially from those indicated by these forward-looking statements. These factors include, among other things, our ability to: (i) compete effectively within our industry and attract and retain members; (ii) maintain key strategic relationships with our insurance distribution and underwriting carrier partners; (iii) prevent, monitor and detect fraudulent activity; (iv) manage risks associated with disruptions, interruptions, outages or other issues with our technology platforms or our use of third-party services; (v) accelerate the adoption of our membership products as well as any new insurance programs and products we offer; (vi) manage the cyclical nature of the insurance business, including through any periods of recession, economic downturn or inflation; (vii) address unexpected increases in the frequency or severity of claims; (viii) comply with the numerous laws and regulations applicable to our business, including state, federal, and foreign laws relating to insurance and rate increases, privacy, the internet and accounting matters; (ix) manage risks associated with being a controlled company; and (x) successfully defend any litigation, government inquiries and investigation. The forward-looking statements herein represent our judgment as of the date of this release and we disclaim any intent or obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise. This presentation should be read in conjunction with the information included in our filings with the SEC and press releases. Understanding the information contained in these filings is important in order to fully understand our reported financial results and our business outlook for future periods. In addition, this presentation contains certain “non-GAAP financial measures”. The non-GAAP measures are presented for supplemental informational purposes only. Reconciliations to the most directly comparable financial measure calculated and presented in accordance with GAAP are provided in the appendix to this presentation.

Total Revenue growth of 30% Written Premium growth of 18% Improved Profitability » Adjusted EBITDA of $7 million, an improvement of $13 million from the prior year period’s loss of $6 million » Net Income (Loss) of $(15) million compared to $16 million in the prior year period due primarily to the $32 million change in fair value of the warrant liabilities » Q1 restructuring should yield an incremental $20 million to $25 million of annualized savings, including $15 million in 2023 Pivot to significantly improved profitability fueled by top- line momentum, cost containment & efficiency measures » Total Revenue growth of 22-26% » Written Premium growth of 11-13% » Net Income (Loss) of $(13)-7 million » Adjusted EBITDA (1) of $55-75 million 1 See Appendix for additional information regarding this non-GAAP financial measure. 2023 Outlook as of the Company’s fourth quarter earnings call on March 14th, 2023 was for Net income (loss) of $(20) to $0 million and Adjusted EBITDA of $40 to $60 million.

» Hagerty Marketplace is a top focus area in 2023 as we seek to provide an unmatched online and live Marketplace experience for consumers. » Our Marketplace is positioned as the trusted brand for auto enthusiasts, offering certification services, title and escrow, financing options and other high-value services that differentiate our product from competitors. » Large and growing market opportunity with ~300,000 cars transacting for ~$12.5 billion through Hagerty’s insurance book during 2022. » Direct revenue from live auctions, private sales, online marketplace as well as financing options » Proven leadership team with strong cultural fit » Other opportunities include insurance sales, Hagerty Driver’s Club (HDC) memberships, Hagerty Garage + Social (HG+S) storage fees, media sales and owner/ operator event revenue

» Digital and technology teams are progressing through the testing phase and regulatory approval process » Expect to begin activating State Farm’s approximately 19,200 agents to sell classic car policies in 2023 » Anticipated average annual revenue per customer: $85-$110 » State Farm aligned in the success of the strategic partnership with $500 million investment in Hagerty and 10-year initial contract » 480,000+ existing collector car policies and up to 75% HDC enrollment possible on new insurance policies

Total Revenue growth of 22-26% powered by Written Premium growth of 11-13% » Sustain double-digit Written Premium growth trajectory » Deliver an unmatched online and live Marketplace experience » Drive loyalty, referrals and incremental revenue and profit from Membership Continued evolution into an Integrated Insurance Business » Increase Hagerty Re’s quota share reinsurance agreement in the U.S. and U.K. to ~80% Significantly improved profitability ($55 million to $75 million in Adjusted EBITDA1) through Cost Containment measures and Operational Efficiencies 1 See Appendix for additional information regarding this non-GAAP measure.

1 See Appendix for additional information regarding this non-GAAP measure. 18% 30%

1 Includes base commissions, payment plan fees and contingent underwriting commissions. 2 Currently applies to U.S. and U.K. programs. Generally described as an arrangement where underwriting risk and profit is shared proportionately. $167 $218 $89 $117 $16 $26$62 $75 Q1 2022 Q1 2023 M illi on s Total Revenue Commission + fee revenue1 Membership, marketplace + other revenue Earned premium in Hagerty Reinsurance 19% 63% 32% Growth GROWTH 30% Q1 2023 Commission + fee revenue (+19%) » Written Premium growth 18% » Policies in Force retention of 87.9% Membership, marketplace + other revenue (+63%) » Membership revenue growth of 22% » Marketplace delivered $7 million in revenue » 77% of new insurance customers join HDC Earned premium in Hagerty Reinsurance (+32%) » Contractual quota share2 increased to ~80% in 2023 Q1 2023 Highlights

1 See Appendix for additional information regarding this non-GAAP financial measure. $16 $(15) $(6) $7 Q1 2022 Q1 2023 Adjusted EBITDA Net Income (Loss) M illi on s Adjusted EBITDAQ1 2023 IN THOUSANDS Q1 2023 Q1 2022 Net Income (Loss) $(15,025) $15,866 Interest and Other (Income) Expense (5,647) 684 Income Tax (Benefit) Expense 3,668 2,030 Depreciation and Amortization 13,743 7,147 Restructuring, Impairment and Related Charges, Net 5,535 — Change in Fair Value of Warrant Liabilities 515 (31,686) Stock-based Compensation Expense 3,916 — Adjusted EBITDA1 $6,705 $(5,959)

2022 Results 2023 Outlook 2022 Results vs 2023 Outlook in thousands Low End Range High End Range Low End Range High End Range Total Revenue $787,588 $961,000 $993,000 22% 26% Total Written Premium $776,664 $862,000 $878,000 11% 13% Net Income (Loss) $2,403 $(13,000) $7,000 $(15,403) $4,597 Adjusted EBITDA1 $(1,940) $55,000 $75,000 $56,940 $76,940 1 See Appendix for additional information regarding this non-GAAP financial measure.

Total Written Premium New Business Count (Insurance) $ IN THOUSANDS Q1 Q2 Q3 Q4 Total 2018 82,514 137,943 123,385 86,621 430,463 2019 96,732 158,501 142,030 99,747 497,010 2020 112,421 184,423 163,520 117,870 578,234 2021 133,707 208,091 192,091 140,417 674,306 2022 154,790 237,697 222,136 162,041 776,664 5 Year Average Total Written Premium % 20% 31% 29% 20% 100% Q1 Q2 Q3 Q4 Total 2018 32,610 56,729 51,795 35,356 176,490 2019 36,848 62,842 57,426 37,585 194,701 2020 41,510 70,622 73,619 50,914 236,665 2021 51,799 77,013 68,077 47,589 244,478 2022 47,514 74,922 68,561 43,523 234,520 5 Year Average New Business Count % 19% 32% 29% 20% 100% 0 50 100 150 200 250 0 10 20 30 40 50 60 70 80 90 North American footprint creates seasonal differences by quarter for written premium and new business count

Guest User Counts Q1 2022 Q1 2023 U.S. 1,139,099 1,228,161 Canada 74,526 80,358 8% growth Total Guest User Count 1,213,625 1,308,519 Guest User An individual who has created an online profile by providing email, establishing a password, and verifying email. Paid Membership Counts U.S. Q1 2022 Q1 2023 Insurance Member 447,473 475,425 Insurance + HDC 640,239 674,897 HDC Standalone 29,271 32,850 Total U.S. Paid Member Count 1,116,983 1,183,172 Canada Insurance Member 79,890 82,304 Insurance + HDC 54,424 58,851 HDC Standalone 3,076 1,274 Total Canada Paid Member Count 137,390 142,429 Total Insurance Member 527,363 557,729 Insurance + HDC 694,663 733,748 HDC Standalone 32,347 34,124 Total HDC Paid Member Count 727,010 767,872 6% growth Total Paid Member Count 1,254,373 1,325,601 6% growth 1.3 million Paid Members (+6%)

Adjusted EBITDA We define Adjusted EBITDA as consolidated Net income (loss) excluding interest and other income (expense), income tax (expense) benefit, and depreciation and amortization, adjusted to exclude (i) restructuring, impairment and related charges, net; (ii) changes in fair value of warrant liabilities; (iii) stock-based compensation expense; (iv) when applicable, the net gain or loss from asset disposals; and (v) when applicable certain other unusual items. We present Adjusted EBITDA because we consider it to be an important supplemental measure of our performance and believe it is frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in our industry. By providing this non-GAAP financial measure, together with a reconciliation to net income (loss), which is the most directly comparable GAAP measure, we believe we are enhancing investors’ understanding of our business and our results of operations, as well as assisting investors in evaluating how well we are executing our strategic initiatives. However, Adjusted EBITDA has limitations as an analytical tool, and should not be considered in isolation, or as an alternative to, or a substitute for net income (loss) or other financial statement data presented in our Consolidated Financial Statements as indicators of financial performance. Hagerty's Adjusted EBITDA may be determined or calculated differently than similarly titled measures of other companies in our industry, which could reduce the usefulness of this non-GAAP financial measure when comparing our performance to that of other companies. IN THOUSANDS Q1 2023 Q1 2022 Net Income (Loss) ($15,025) $15,866 Interest and Other (Income) Expense (5,647) 684 Income Tax (Benefit) Expense 3,668 2,030 Depreciation and Amortization 13,743 7,147 Restructuring, Impairment and Related Charges, Net 5,535 — Change in Fair Value of Warrant Liabilities 515 (31,686) Stock-based Compensation Expense 3,916 — Adjusted EBITDA $6,705 ($5,959)

Adjusted EPS The most directly comparable GAAP measure is basic earnings per share ("Basic EPS"), which is calculated as Net income (loss) attributable to controlling interest divided by the weighted average of Class A Common Stock outstanding during the period. We caution investors that Adjusted EPS is not a recognized measure under GAAP and should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, including Basic EPS, and that Adjusted EPS, as we define it, may be defined or calculated differently by other companies. In addition, Adjusted EPS has limitations as an analytical tool and should not be considered as a measure of profit or loss per share. 1 Numerator and Denominator of the GAAP measure Basic EPS (Net income (loss) attributable to controlling interest / Weighted-average shares of Class A Common Stock outstanding) 2 Numerator and Denominator of the non-GAAP measure Adjusted EPS (Adjusted consolidated net income (loss) / Fully dilutive shares outstanding) IN THOUSANDS EXCEPT FOR PER SHARE AMOUNTS Q1 2023 Q1 2022 Net Income (Loss) attributable to controlling interest1 ($2,099) $27,507 Net Income (Loss) attributable to non-controlling interest (12,926) (11,641) Consolidated Net Income (Loss) ($15,025) $15,866 Change in Fair Value of Warrant Liabilities 515 (31,686) Adjusted Consolidated Net Income (Loss)2 ($14,510) ($15,820) Weighted-average shares of Class A Common Stock Outstanding: Basic1 83,227 82,433 Potentially dilutive shares outstanding: Conversion of non-controlling interest Hagerty Group Units to Class A Common Stock 255,640 251,034 Total warrants outstanding 19,484 19,484 Total unissued stock-based compensation 6,870 — Potentially dilutive shares outstanding 281,994 270,518 Fully dilutive shares outstanding2 365,221 352,951 Basic Earnings (Loss) per Share1 ($0.03) $0.33 Adjusted Earnings (Loss) per Share2 ($0.04) ($0.04) In the third quarter of 2022, we began removing (1) the change in fair value of our warrants and (2) the revaluation gain on previously held equity method investment from consolidated Net income (loss) attributable to both our controlling and non-controlling interest for purposes of calculating Adjusted EPS. For comparability, references to prior period non-GAAP measures have been updated to show the effect of removing the change in the fair value of our warrants from Adjusted EPS. We believe this updated presentation of Adjusted EPS enhances investors' understanding of our financial performance from activities occurring in the ordinary course of our business. We define Adjusted Earnings (Loss) Per Share ("Adjusted EPS") as consolidated Net income (loss) attributable to both our controlling and non-controlling interest, less the change in fair value of our warrants and the revaluation gain on previously held equity method investment, divided by our outstanding and total potentially dilutive securities. The total potentially dilutive securities includes (1) the weighted-average issued and outstanding shares of Class A Common Stock, (2) all issued and outstanding non-controlling interest Hagerty Group Units, (3) all unexercised warrants and (4) all unissued stock-based compensation awards.

Adjusted EBITDA By providing this non-GAAP financial measure, together with a reconciliation to net income (loss), which is the most directly comparable GAAP measure, we believe we are enhancing investors’ understanding of our business and our results of operations, as well as assisting investors in evaluating how well we are executing our strategic initiatives. However, Adjusted EBITDA has limitations as an analytical tool, and should not be considered in isolation, or as an alternative to, or a substitute for net income (loss) or other financial statement data presented in our Consolidated Financial Statements as indicators of financial performance. Hagerty's Adjusted EBITDA may be determined or calculated differently than similarly titled measures of other companies in our industry, which could reduce the usefulness of this non-GAAP financial measure when comparing our performance to that of other companies. IN THOUSANDS 2023 Low 2023 High Net Income (Loss) ($13,000) $7,000 Interest and Other (Income) Expense (10,750) (10,750) Income Tax (Benefit) Expense 14,300 14,300 Depreciation and Amortization 41,700 41,700 Restructuring, Impairment and Related Charges, Net 5,535 5,535 Change in Fair Value of Warrant Liabilities 515 515 Stock-based Compensation Expense 16,700 16,700 Adjusted EBITDA $55,000 $75,000 We present Adjusted EBITDA because we consider it to be an important supplemental measure of our performance and believe it is frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in our industry. We define Adjusted EBITDA as consolidated Net income (loss) excluding interest and other income (expense), income tax (expense) benefit, and depreciation and amortization, adjusted to exclude (i) restructuring, impairment and related charges, net; (ii) changes in fair value of warrant liabilities; (iii) stock-based compensation expense; (iv) when applicable, the net gain or loss from asset disposals; and (v) when applicable certain other unusual items.